Exhibit 10.2

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAS BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


ID No:  UW-
Holder:
Number of Underwriter Warrants:
Date of Issuance:  August 14, 2007


            UNDERWRITER'S WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                                  NEOSTEM, INC.


     THIS CERTIFIES that, for value received, _______________________, having an address at _________________________________________ ("Holder") is entitled to purchase from NEOSTEM, INC., a Delaware corporation, with offices at 420 Lexington Avenue, Suite 450, New York, New York 10170 ("Company"), subject to the terms and conditions hereof, _______________________________ shares of Common Stock, par value $.001 per share, of the Company, pursuant to the following:

     WHEREAS, the Company is engaged in a public offering ("Public Offering") of Units ("Units"), and in connection therewith, has determined to issue and deliver 1,270,000 Units at a price of $5.00 per unit, through Mercer Capital Ltd. (the "Underwriter") and other broker/dealers (arranged by the Underwriter) who are members of the National Association of Securities Dealers (NASD). Each Unit consists of one share of the Company's common stock and one-half Class A warrant to purchase one-half a share of the Company's common stock, par value $0.001 per share.

     WHEREAS, in connection with the Public Offering, the Company has determined to issue and deliver to the Underwriter or its designees an aggregate of 95,250 Underwriter Warrants ("Underwriter Warrants"); and

     WHEREAS, each Underwriter Warrant will entitle the holder to purchase one share of the Company's common stock for $6.50; and

     WHEREAS, the Company has filed on July 10, 2007 with the Securities and Exchange Commission a Registration Statement on Form SB-2/A, No. 333-142923 as Pre-Effective Amendment No. 3 ("Registration Statement"), for the registration, under the Securities Act of 1933, as amended ("Act") of, among other securities, the common stock issuable upon exercise of the Underwriter Warrants; and

     WHEREAS, the Registration Statement was declared effective on July 16, 2007, the final closing occurred on August 14, 2007 and all 1,270,000 Units have been sold: and

     WHEREAS, the Company desires to provide for the form and provisions of the Underwriter Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company and the Underwriter and its designees; and

     WHEREAS, all acts and things have been done and performed which are necessary to make the Underwriter Warrants, when executed on behalf of the Company, as provided herein, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Underwriter Warrant.

     NOW, THEREFORE, the following terms and conditions will govern this Underwriter Warrant:

SECTION 1: WARRANTS

1.1. Registration.

     1.1.1. Underwriter Warrant Register. The Company shall maintain books ("Warrant Register"), for the registration of original issuance and the registration of transfer of the Underwriter Warrants. Upon the initial issuance of the Underwriter Warrants, the Company shall issue and register the Underwriter Warrants in the names of the respective holders thereof in such denominations as determined by the Company.

     1.1.2. Registered Holder. Prior to due presentment for registration of transfer of any Underwriter Warrant, the Company may deem and treat the person in whose name such Underwriter Warrant shall be registered upon the Warrant Register ("registered holder"), as the absolute owner of such Underwriter Warrant and of each Underwriter Warrant represented thereby (notwithstanding any notation of ownership or other writing on this Underwriter Warrant Certificate made by anyone other than the Company), for the purpose of any exercise thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

SECTION 2: TERMS AND EXERCISE OF WARRANTS

2.1. Warrant Price. This Underwriter Warrant shall, when signed by the Company, entitle the registered holder thereof, subject to the provisions hereof, to purchase from the Company ___________ shares of Common Stock, at the price of $6.50 per share (the "Warrant Price"), subject to (i) the adjustments provided in Section 3 hereof, and (ii) subject to redemption as provided in Section 5 hereof. The term "Warrant Price" refers to the price per share at which common stock may be purchased at the time an Underwriter Warrant is exercised.

2.2 Duration of Underwriter Warrants. The Underwriter Warrant may be exercised only during the period ("Exercise Period") commencing on August 14, 2008 and thereafter until 5:00 PM New York time on August 14, 2012, unless earlier redeemed ("Expiration Date"). Except with respect to the right to receive the Redemption Price (as set forth in Section 6 hereunder), each Underwriter Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Underwriter Warrant shall cease at the close of business on the Expiration Date. The Company in its sole discretion may extend the duration of the Underwriter Warrants by delaying the Expiration Date.

2.3. Exercise of Underwriter Warrants.

     2.3.1. Payment. Subject to the provisions of this Underwriter Warrant, an Underwriter Warrant may be exercised by the registered holder thereof by surrendering it, at the office of the Company, in the Borough of Manhattan, City and State of New York, with the subscription form, as attached hereto, duly executed, and by paying in full, in lawful money of the United States, in cash, good certified check or good bank draft payable to the order of the Company, the Warrant Price for each full share of Common Stock as to which the Underwriter Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Underwriter Warrant, the exchange of the Underwriter Warrant for the Common Stock, and the issuance of the Common Stock.

     2.3.2. Cashless Exercise. Notwithstanding any provision herein to the contrary, if as of the date of exercise of all or a part of this Underwriter Warrant, the closing sales price of the Common Stock is greater than the Warrant Price, as adjusted, then in lieu of exercising this Underwriter Warrant for cash, the holder may elect to receive, without the cash payment by the holder of the Warrant Price, shares of Common Stock equal to the value of this Underwriter Warrant or any portion hereof by the surrender of this Underwriter Warrant (or such portion of this Underwriter Warrant being so exercised) together with the Net Issue Election Notice annexed hereto duly executed and completed, at the office of the Company. Thereupon, the Company shall issue to the holder such number of shares of Common Stock, equal to the quotient obtained by dividing [(A-B)(X)] by (A), where:

     (A) = the closing sales price on the trading day immediately preceding the date that the holder delivers the Net Issue Election Notice to the Company as provided herein;

     (B) = the Warrant Price of this Underwriter Warrant, as adjusted, in effect on the date that the holder delivers the Net Issue Election Notice to the Company as provided herein; and

     (X) = the total number of shares of Common Stock covered by this Underwriter Warrant which the holder has surrendered for cashless exercise.

     2.3.3. Issuance of Certificates. As soon as practicable after the exercise of any Underwriter Warrant and the clearance of the funds in payment of the Warrant Price (if applicable), the Company shall issue to the registered holder of such Underwriter Warrant a certificate or certificates for the number of full shares of Common Stock to which he is entitled, registered in such name or names as may be directed by him, and if such Underwriter Warrant shall not have been exercised in full, a new Underwriter Warrant for the number of shares as to which such Underwriter Warrant shall not have been exercised. Notwithstanding the foregoing, the Company shall not be obligated to deliver any securities pursuant to the exercise of an Underwriter Warrant unless a registration statement under the Act with respect to the Common Stock is effective. Underwriter Warrants may not be exercised by, or securities issued to, any registered holder in any state in which such exercise would be unlawful.

     2.3.4. Valid Issuance. All shares of Common Stock issued upon the proper exercise of an Underwriter Warrant in conformity with the terms hereof shall be validly issued, fully paid and nonassessable.

     2.3.5. Date of Issuance. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Underwriter Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

SECTION 3: ADJUSTMENTS

3.1. Stock Dividends--Split-Ups. If after the date hereof, and subject to the provisions of Section 3.6 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock, or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares issuable on exercise of each Underwriter Warrant shall be increased in proportion to such increase in outstanding shares.

3.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 3.6, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares issuable on exercise of each Underwriter Warrant shall be decreased in proportion to such decrease in outstanding shares.

3.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of the Underwriter Warrants is adjusted, as provided in Section 3.1 and 3.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Underwriter Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

3.4 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change covered by Section 3.1 or 3.2 hereof or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Underwriter Warrant holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Underwriter Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, by an Underwriter Warrant holder of the number of shares of Common Stock of the Company obtainable upon exercise of the Underwriter Warrants immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock covered by Section 3.1 or 3.2, then such adjustment shall be made pursuant to Sections 3.1, 3.2, 3.3 and this
Section 3.4. The provisions of this Section 3.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

3.5. Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable on exercise of an Underwriter Warrant, the Company shall give written notice thereof to the registered Holder, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of an Underwriter Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 3.1, 3.2, or 3.4, then, in any such event, the Company shall give written notice to the Underwriter Warrant holder, at the last address set forth for such holder in the warrant register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

3.6. Fractional Shares. Notwithstanding any provision contained in this Underwriter Warrant to the contrary, the Company shall retain the option not to issue fractional shares upon exercise of Underwriter Warrants. If, by reason of any adjustment made pursuant to this Section 4, the holder of any Underwriter Warrant would be entitled, upon the exercise of such Underwriter Warrant, to receive a fractional interest in a share, the Company may, upon such exercise, either deliver fractional shares of Common Stock to be issued to the Underwriter Warrant holder, or round to the nearest whole share, or pay the fractional share in cash at the market price at the close of business on the date the Underwriter Warrant is exercised.

3.7. Form of Warrant. The form of Underwriter Warrant need not be changed because of any adjustment pursuant to this Section 3, and Underwriter Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the Underwriter Warrants initially issued. However, the Company may at any time in its sole discretion make any change in the form of Underwriter Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Underwriter Warrant thereafter issued, whether in exchange or substitution for an outstanding Underwriter Warrant or otherwise, may be in the form as so changed.

SECTION 4:  TRANSFER AND EXCHANGE OF WARRANTS

4.1. Procedure for Surrender of Underwriter Warrants. Underwriter Warrants may be surrendered to the Company, together with a written request for exchange or transfer, and thereupon the Company shall issue in exchange therefor one or more new Underwriter Warrants as requested by the registered holder of the Underwriter Warrants so surrendered, representing an equal aggregate number of Underwriter Warrants; provided, however, that in the event that an Underwriter Warrant surrendered for transfer bears a restrictive legend, the Company shall not cancel such Underwriter Warrant and issue new Underwriter Warrants in exchange therefor until the Company has received an opinion of counsel stating that such transfer may be made and indicating whether the new Underwriter Warrants must also bear a restrictive legend.

4.2. Service Charges. No service charge shall be made for any exchange or registration of transfer of Underwriter Warrants.

4.3 Limits on Transfer. This Underwriter Warrant shall not be sold during the offering or sold, transferred, assigned, pledged or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the securities by any person for a period of 180 days immediately following the date of effectiveness or commencement of sales of the Public Offering, except to any member participating in the offering and the officers or partners thereof, or as otherwise permitted under 2710(g)(2) of the NASD's Corporate Financing Rule and only if the Underwriter Warrants so transferred remain subject to this lock-up restriction for the remainder of the lock-up period.

4.4 Compliance with Securities Act and Legends. The Holder, by acceptance hereof, agrees that it will not offer, sell or otherwise dispose of this Underwriter Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any state's securities laws.

SECTION 5: REDEMPTION

5.1. Redemption. All or any part of the outstanding Underwriter Warrants may be redeemed, at the option of the Company, at any time after they become exercisable and prior to their expiration, at the office of the Company, upon the notice referred to in Section 5.2, at the price of $.001 per Underwriter Warrant ("Redemption Price"), provided that the Company's stock closes at a price equal to or exceeding $8.00 (subject to the adjustments proportional to the adjustments to the Warrant Price provided in Section 3 hereof) for 20 consecutive trading days on its principal trading market.

5.2. Date Fixed for, and Notice of, Redemption. In the event the Company shall elect to redeem all of the Underwriter Warrants, the Company shall fix a date for the redemption. Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than 30 days prior to the date fixed for redemption to the registered holders of the Underwriter Warrants to be redeemed at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.

5.3. Exercise After Notice of Redemption. The Underwriter Warrants may be exercised in accordance with Section 2 of this Agreement at any time after notice of redemption shall have been given by the Company pursuant to Section
5.2 hereof and prior to the time and date fixed for redemption, which time shall be 5:00 PM New York time. On and after the redemption date, the record holder of the Underwriter Warrants shall have no further rights except to receive, upon surrender of the Underwriter Warrants, the Redemption Price.

SECTION 6. OTHER PROVISIONS RELATING TO RIGHTS OF UNDERWRITER WARRANT HOLDERS

6.1. No Rights as Stockholder. The Underwriter Warrant does not entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

6.2. Lost, Stolen, Mutilated, or Destroyed Underwriter Warrants. If any Underwriter Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as they may in their discretion impose (which may include a surety bond and shall, in the case of a mutilated Underwriter Warrant, include the surrender thereof), issue a new Underwriter Warrant of like denomination, tenor, and date as the Underwriter Warrant so lost, stolen, mutilated, or destroyed. Any such new Underwriter Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Underwriter Warrant shall be at any time enforceable by anyone.

6.3. Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Underwriter Warrants issued

SECTION 7. MISCELLANEOUS PROVISIONS

7.1. Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of shares of Common Stock upon the exercise of Underwriter Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Underwriter Warrants or such shares.

7.2. Successors. All the covenants and provisions of this Underwriter Warrant by or for the benefit of the Company or the registered Holder shall bind and inure to the benefit of their respective successors and assigns.

7.3. Notices. Any notice, statement or demand authorized by this Underwriter Warrant to be given or made by the holder hereof to or on the Company shall be sufficiently given or made if sent by certified mail, or private courier service, postage prepaid, addressed (until another address is provided in writing by the Company), as follows:


NeoStem, Inc.
 420 Lexington Avenue
 Suite 450
 New York, New York  10170
 Attn: Catherine Vaczy, Vice President and General Counsel

With a copy to:

Lowenstein Sandler PC
 65 Livingston Avenue
 Roseland, New Jersey  07068
 Attn: Alan Wovsaniker, Esq.

7.4 Applicable law. The validity, interpretation, and performance of this Underwriter Warrant shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Underwriter Warrant shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section
7.3 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.

7.5. Persons Having Rights under this Underwriter Warrant. Nothing in this Underwriter Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the registered holder of this Underwriter Warrant any right, remedy, or claim under or by reason of this Underwriter Warrant or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Underwriter Warrant shall be for the sole and exclusive benefit of the registered holder hereof and the Company and their respective successors and assigns.

7.6. Effect of Headings. The Section headings herein are for convenience only and are not part of this Underwriter Warrant and shall not affect the interpretation thereof.


     IN WITNESS WHEREOF, this Underwriter Warrant has been duly executed by the Company as of the day and year first above written.


                                        NEOSTEM, INC.


                                        By:
                                            ------------------------------------
                                            Robin L. Smith
                                            Chairman and Chief Executive Officer

                                SUBSCRIPTION FORM

     To Be Executed by the Registered Holder in Order to Exercise Underwriter Warrants

TO:    NeoStem, Inc.
       420 Lexington Avenue
       Suite 450
       New York, NY  10170
       Attention:  Chairman and CEO

     The undersigned Registered Holder irrevocably elects to exercise _____________ Underwriter Warrants represented by the attached Underwriter Warrant Certificate No. ______ , and to purchase the shares of Common Stock issuable upon the exercise of such Underwriter Warrants.

     The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in the Underwriter Warrant. Such payment takes the form of $_________ in lawful money of the United States.


The undersigned hereby requests that Certificates for such shares shall be issued in the name of

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
                    ----------------------------------------
                    ----------------------------------------
                    ----------------------------------------
                     [please print or type name and address]

and be delivered to:

                    ----------------------------------------
                    ----------------------------------------
                    ----------------------------------------
                     [please print or type name and address]

and if such number of Underwriter Warrants shall not be all the Underwriter Warrants evidenced by this Underwriter Warrant Certificate, that a new Underwriter Warrant Certificate for the balance of such Underwriter Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.


Dated: ______________

                                                X
                                                ------------------------------
                                                ------------------------------
                                                ------------------------------
                                                Address

                                                ------------------------------
                                                Taxpayer Identification Number

                                                ------------------------------
                                                Signature Guaranteed

                            NET ISSUE ELECTION NOTICE


     To Be Executed by the Registered Holder in Order to Make a Cashless Exercise of Underwriter Warrants

TO:    NeoStem, Inc.
       420 Lexington Avenue
       Suite 450
       New York, NY  10170
       Attention:  Chairman and CEO


     The undersigned hereby elects under Section 2.3.2 of the attached Underwriter Warrant No. ____, to surrender the right to purchase __________ shares of Common Stock pursuant to the Underwriter Warrant and hereby requests the issuance of the number of shares of Common Stock determined in accordance with Section 2.3.2.

The undersigned hereby requests that Certificates for the shares issuable upon such net issue election shall be issued in the name of:

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
                    ----------------------------------------
                    ----------------------------------------
                    ----------------------------------------
                     [please print or type name and address]

and be delivered to:

                    ----------------------------------------
                    ----------------------------------------
                    ----------------------------------------
                     [please print or type name and address]


and if there shall be remaining Underwriter Warrants after such net issue election, that a new Underwriter Warrant Certificate for the balance of such Underwriter Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.


Dated: ______________

                                                X
                                                ------------------------------
                                                ------------------------------
                                                ------------------------------
                                                ------------------------------
                                                Address

                                                ------------------------------
                                                Taxpayer Identification Number

                                                ------------------------------
                                                Signature Guaranteed

                                   ASSIGNMENT

     To Be Executed by the Registered Holder in Order to Assign Underwriter Warrants

     For Value Received,_________________________________hereby sell, assign, and transfer unto


        PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER
                    ----------------------------------------
                    ----------------------------------------
                    ----------------------------------------
                     [please print or type name and address]

____________________ of the Underwriter Warrants represented by the attached Underwriter Warrant Certificate No. _____ , and hereby irrevocably constitute and appoint ______________________ Attorney to transfer this Underwriter Warrant Certificate on the books of the Company, with full power of substitution in the premises.


Dated:___________________________                 X_____________________________
                                                   Signature Guaranteed


     THE SIGNATURE TO THE ASSIGNMENT OF THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS UNDERWRITER WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR CHICAGO STOCK EXCHANGE.